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                                  EXHIBIT 10.28(e)

                                  THIRD AMENDMENT
                    TO MASTER REPURCHASE AGREEMENT AND GUARANTY

     THIS THIRD AMENDMENT TO MASTER REPURCHASE AGREEMENT AND GUARANTY (this "Third Amendment") is made and dated as of the 29th day of December, 1999, by and among AAMES CAPITAL CORPORATION, a California corporation (the "Seller"), AAMES FINANCIAL CORPORATION, a Delaware corporation (the "Guarantor"), and BANK OF AMERICA, N.A., a national banking association (the "Buyer").

                                      RECITALS

     A. Pursuant to that certain Master Repurchase Agreement dated as of April 8, 1999 by and between the Buyer and the Seller (as amended from time to time, the "Repo Agreement"), the Buyer and the Seller agreed to enter into Transactions on the terms and subject to the conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Repo Agreement.

     B. Pursuant to that certain Guaranty dated as of April 8, 1999 by the Guarantor in favor of the Buyer (as amended from time to time, the "Guaranty"), the Guarantor agreed to guarantee the Seller's obligations under the Repo Agreement on the terms and subject to the conditions set forth therein.

     C. The parties hereto wish to amend certain provisions in the Repo Agreement and in the Guaranty, all as set forth more particularly below.

     NOW, THEREFORE, in consideration of the foregoing Recitals and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                     AGREEMENT

     1. MAINTENANCE OF LIQUIDITY. To reflect the agreement of the parties hereto to amend the negative covenant regarding the maintenance of liquidity, effective as of the Third Amendment Effective Date (as defined in Paragraph 5 below):

          (a) Subparagraph 12(m)(1) of the Repo Agreement is hereby amended to replace the date "October 31, 1999" each time it is referenced therein with the date "January 31, 2000."

          (b) Subparagraph 4(m)(1) of the Guaranty is hereby amended to replace the date "October 31, 1999" each time it is referenced therein with the date "January 31, 2000."

     2. TERMINATION DATE. To reflect the agreement of the parties hereto to modify the termination date of the Repo Agreement, effective as of the Third Amendment Effective Date,

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the third sentence of Paragraph 17 of the Repo Agreement is hereby amended to read in its entirety as follows:

     "This Agreement and all Transactions outstanding hereunder shall terminate automatically without any requirement for notice on February 29, 2000."

     3. AGGREGATE PURCHASE PRICE LIMIT. To reflect the agreement of the parties hereto to reduce the Aggregate Purchase Price Limit, effective as of the Third Amendment Effective Date, the definition of the term "Aggregate Purchase Price Limit" set forth in Paragraph 2 of the Repo Agreement is hereby amended to read in its entirety as follows:

               "'AGGREGATE PURCHASE PRICE LIMIT' shall mean on any date an amount equal to: (a) $150,000,000, minus (b) the aggregate amount of Buyer's commitment to extend credit to Seller under all other credit facilities at such date, and minus (c) the Buyer's commitment to extend credit to Aames Funding Corp. in the aggregate amount of $1,000,000."

     4. WET FUNDING. To reflect the agreement of the parties hereto to modify the limitation on the aggregate Purchase Price for Eligible Repo Assets for which the Custodian has not received the Required Documents, effective as of the Third Amendment Effective Date, subparagraph (n) of the definition of the term "Eligible Repo Asset" set forth in Paragraph 2 of the Repo Agreement is hereby amended by deleting the phrase "forty percent (40%) of the Aggregate Purchase Price Limit" in the last line thereof and inserting the dollar amount "$80,000,000" in its place.

     5. THIRD AMENDMENT EFFECTIVE DATE. This Third Amendment shall become effective on the date (the "Third Amendment Effective Date") upon which the Buyer has received a copy of this Third Amendment, duly executed by all parties hereto.

     6. REAFFIRMATION OF OBLIGATIONS. Each of Seller and Guarantor hereby reaffirms all of its obligations under the Repo Agreement and Guaranty respectively and under all other documents, instruments and agreements executed in connection therewith and acknowledges and agrees that such obligations are not altered, modified or affected in any manner or to any extent except as expressly provided herein.

     7. COUNTERPARTS. This Third Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     8. REPRESENTATIONS AND WARRANTIES. Each of Seller and Guarantor hereby represents and warrants to Buyer as follows:

          (a) Each of Seller and Guarantor has the corporate power and authority and the legal right to execute, deliver and perform this Third Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Third Amendment. This Third Amendment has been duly executed and delivered on behalf of Seller and Guarantor

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and constitutes the legal, valid and binding obligations of each, enforceable against each in accordance with its terms.

          (b) At and as of the date of execution hereof and at and as of the Third Amendment Effective Date and both prior to and after giving effect hereto:
(i) the representations and warranties of Seller and Guarantor contained in the Repo Agreement and the Guaranty are accurate and complete in all respects, and
(ii) there has not occurred an Event of Default or Potential Default.

     9. NO OTHER AMENDMENT. Except as expressly amended hereby, the Repo Agreement and the Guaranty shall remain in full force and effect as written and amended to date.

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                             [signature page to follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed as of the day and year first above written.


                              AAMES CAPITAL CORPORATION

                              By             /S/ JON D. VANDEUREN
                                ----------------------------------
                              Name      JON D. VANDEUREN
                                  --------------------------------
                              Title          SERNIOR VICE PRESIDENT
                                   -------------------------------
     AAMES FINANCIAL CORPORATION

                              By             /S/ JON D. VANDEUREN
                                ----------------------------------
                              Name      JON D. VANDEUREN
                                  --------------------------------
                              Title          SERNIOR VICE PRESIDENT
                                   -------------------------------

     BANK OF AMERICA, N.A.

                              By             /S/ CAROLYN WARREN
                                ----------------------------------
                              Name      CAROLYN WARREN
                                  --------------------------------
                              Title          PRINCIPAL
                                   -------------------------------

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